UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 25, 2015

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Entry into a Material Definitive Agreement.

Amendment to Sales Agreement.

On August 25, 2015, EnteroMedics Inc. (the “Company”) entered into an amendment (the “ATM Amendment”) to the Sales Agreement, dated June 13, 2014, by and between the Company and Cowen and Company, LLC relating to the Company’s current “at-the-market” equity offering program. The ATM Amendment was entered into in connection with the filing of a prospectus supplement to include the shares to be sold in the “at-the-market” equity offering program under the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-195855) declared effective by the SEC on May 22, 2014. The shares sold under the program prior to the ATM Amendment were covered by the Company’s other shelf registration statement which expired on August 29, 2015. The ATM Amendment updates the Sales Agreement to reflect the registration of the shares under the Registration Statement and removes certain representations made by the Company which are no longer applicable.

The description of the ATM Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the copy of the ATM Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Lease.

On August 25, 2015, the Company entered into an amendment (the “Lease Amendment”) to the Lease, dated October 1, 2008, by and between the Company and Roseville Properties Management Company, Inc. The Lease Amendment extends the term of the Lease for three years until September 30, 2018 and sets the base rent for each of the three years. The base rent will be $18,925.33 per month from October 1, 2015 until September 30, 2016, $19,635.03 per month from October 1, 2016 until September 30, 2017 and $20,344.73 per month from October 1, 2017 until September 30, 2018. Under the Lease Amendment the Company also has the right to renew the lease for one three-year term subject to negotiation with the landlord on the terms of such renewal.

The description of the Lease Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the copy of the Lease Amendment attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Sales Agreement, by and between the Company and Cowen and Company, LLC, dated August 25, 2015

10.2	First Amendment to Lease, by and between the Company and Roseville Properties Management Company, Inc., entered into August 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Chief Financial Officer and Chief Operating Officer

Date: August 31, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to the Sales Agreement, by and between the Company and Cowen and Company, LLC, dated August 25, 2015

10.2	First Amendment to Lease, by and between the Company and Roseville Properties Management Company, Inc., entered into August 25, 2015